Certain portions of this Exhibit have been redacted because it is both not material and of the type that the registrant treats as private or confidential.

This Agreement and Plan of Reorganization (this "Agreement") is made and entered into as of November 23, 2022 (the "Agreement Date"), by and among Guru Experience, Co., a Delaware corporation ("Guru"), Live Current Media, Inc., a Nevada corporation ("LIVC"), Guru Acquisition Inc., a Delaware corporation and wholly owned subsidiary of LIVC ("Merger Sub"), and the holders of capital stock of Guru, whom are all listed on Exhibit A attached hereto (each, a "Holder," and collectively, the "Holders").

Recitals

A. WHEREAS, the Boards of Directors of each of Guru and LIVC have approved a corporate restructuring (the "Reorganization") pursuant to which Merger Sub will merge with and into Guru pursuant to and in accordance with this Agreement (the "Merger"). Upon consummation of the Merger, Merger Sub will cease to exist, and Guru will continue as the surviving entity in the Merger as a wholly owned subsidiary of LIVC.

B. WHEREAS, the Board of Directors of Guru (the "Guru Board") has carefully considered the terms of this Agreement and has unanimously (1) declared this Agreement and the transactions contemplated by this Agreement and the documents referenced herein, including but not limited to the Merger, (collectively, the "Transactions"), upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of Guru and the Holders, (2) approved this Agreement in accordance with applicable law and (3) adopted a resolution directing that the adoption of this Agreement and approval of the principal terms of the Merger be submitted to the Holders for consideration and recommending that all of the Holders adopt this Agreement and approve the principal terms of the Merger.

C. WHEREAS, the Board of Directors of LIVC (the "LIVC Board") has declared this Agreement and the Transactions, upon the terms and subject to the conditions set forth herein, advisable, fair to, and in the best interests of LIVC and its shareholders and approved the principal terms of the Merger.

D. WHEREAS, the undersigned Holders collectively hold 4,139,669 shares of Series A Preferred Stock of Guru, par value $0.001 per share ("Series A Stock"), and 3,478,392 shares of Common Stock of Guru, par value $0.001 per share ("Common Stock," and together with the Series A Stock, the "Capital Stock"), all of which will be canceled and cease to exist, without any additional consideration therefore except for the delivery of that certain Note Cancelation Agreement attached hereto as Exhibit B (the "Note Cancelation Agreement" and, together with this Agreement, the Lock-Up Agreements and the Investor Questionnaires, the "Transaction Documents" attached hereto as Exhibit C) by Guru, LIVC and each of the Investors, and the performance of their respective obligations thereunder, contingent upon and effective as of the Effective Times.

E. WHEREAS, certain of the Holders (the "Investors") are also holders of certain outstanding Convertible Promissory Notes previously issued by Guru, designated "2019A Bridge" and "2020 Bridge" (each, a "Note," and collectively, the "Notes"), and, in connection with the Merger and pursuant to the terms of the Note Cancelation Agreement, each of the Investors will exchange each such Note(s) held by such Investor for the number of shares of LIVC Common Stock ("LIVC Shares") set forth opposite such Investor's name on Attachment A to the Note Cancelation Agreement (the "Schedule of Investors").

F. WHEREAS, each of the Investors shall enter into a lock-up agreement (each a "Lock-Up Agreement") with LIVC, pursuant to which the Investors may not offer, sell or otherwise transfer any of the LIVC Shares for a period of six months after the date of Closing.

Now, Therefore, in consideration of the representations, warranties, covenants, agreements, and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

The Merger

1.1 The Merger.

(a) Merger of Merger Sub into Guru.  Upon the terms and subject to the conditions set forth herein, at the effective time of the Merger (the "Effective Time"), Merger Sub will merge with and into Guru, and the separate existence of Merger Sub shall cease and Guru will continue as the surviving corporation in the Merger (sometimes referred to herein as the "Surviving Corporation).

(b) Effects of the Merger.  At the Effective Time, the Merger shall have the effects set forth in this Agreement and in the applicable provisions of the Delaware General Corporations Law (the "DGCL"). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers, and franchises of Guru and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, and duties of Guru and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, and the Surviving Corporation shall be a wholly-owned subsidiary of LIVC.

(c) Closing.  Upon the terms and subject to the conditions set forth herein, the closing of the Transactions (the "Closing") shall take place at the offices of Dottir LLP, 101 The Embarcadero, Suite 200, San Francisco, CA 94015, or at such other location as the parties agree and shall be deemed to have occurred upon the execution and delivery of this Agreement by the parties.

(d) Effective Time.  A certificate of merger satisfying the applicable requirements of the DGCL (the "Certificate of Merger") shall be duly executed on behalf of Guru by its Chief Executive Officer and, Guru shall cause such executed certificate to be delivered to the Secretary of State of the State of Delaware for filing.  The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as Guru and LIVC may agree upon and specify in the Certificate of Merger (the "Effective Time").

(e) Certificate of Incorporation and Bylaws.  The Certificate of Incorporation of Surviving Corporation in effect immediately after the Effective Time shall be the Certificate of Incorporation Merger Sub as of the Effective Time, and the bylaws of the Surviving Corporation in effect immediately after the Effective Time shall be the bylaws of Merger Sub as of the Effective Time, until thereafter amended in accordance with applicable law.

(f) Directors and Officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time, each to hold the office in accordance with the provisions of the Certificate of Incorporation and bylaws of the Surviving Corporation until their successors are duly elected or appointed and qualified or their earlier death, resignation or removal.  The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the bylaws of the Surviving Corporation.

1.2 No Further Ownership Rights in Capital Stock. The execution and delivery by Guru and LIVC of the Note Cancelation Agreement, and the obligation of LIVC to issue LIVC Shares thereunder after the Effective Time, shall be deemed to constitute sufficient consideration by the Holders, in full satisfaction of all rights pertaining to the shares of Capital Stock held by such Holder, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Capital Stock that were issued and outstanding immediately prior to the Effective Time.

1.3 Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title, and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers, and franchises of Merger Sub, the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of Merger Sub or otherwise, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.

1.4 Effect on Guru Capital Stock. At the Effective Time, by virtue of the Merger and without any further action on the part of Guru, Merger Sub, or the LIVC, upon the terms and subject to the conditions set forth throughout this Agreement, each share of Capital Stock that is issued and outstanding immediately prior to the Effective Time shall be canceled and extinguished without any additional consideration therefore except for the delivery of those certain Transaction Documents by Guru, LIVC and each of the Investors.

1.5 Effect on Merger Sub Capital Stock. At the Effective Time, each share of Common Stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid, and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation.

ARTICLE II

Representations and Warranties of Guru

Guru hereby represents, warrants, and covenants to and with LIVC as follows, and acknowledges that LIVC is relying upon such representations, warranties, and covenants in connection with the execution, delivery, and performance of this Agreement, and the consummation of the Transactions, notwithstanding any investigation made by or on behalf of LIVC:

2.1 Organization, Good Standing and Qualification.  Guru is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted.  Guru is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects, or results of operations of Guru ("Material Adverse Effect").

2.2 Authorization.  All corporate action required to be taken by the Guru Board and Guru Stockholders in order to unanimously authorize Guru to enter into this Agreement and consummate the Transactions has been taken.  All action on the part of the officers of Guru necessary for the execution and delivery of this Agreement has been taken.  This Agreement shall constitute valid and legally binding obligations of Guru, enforceable against Guru in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Brokers or Finders.  Guru has not engaged any brokers, finders, or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fee or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

2.4 Guru Capital Structure.  As of the Agreement Date, the authorized Capital Stock of Guru consists of (i) 4,278,392 shares of Company Common Stock, of which 4,278,392 shares are issued and outstanding, and (ii) 4,139,669 shares of Guru Preferred Stock, all of which shares of are designated Series A Preferred Stock and are currently issued and outstanding. There are no other issued and outstanding shares of Guru Capital Stock and no commitments or contracts to issue any shares of Guru Capital Stock. Guru holds no treasury shares. The Disclosure Schedule, attached hereto as Exhibit D, sets forth, as of the Agreement Date, a correct and complete list of Guru stockholders and the number and type of such shares so owned by each and any beneficial holders thereof. All issued and outstanding shares of Guru Capital Stock are duly authorized, validly issued, fully paid, and non-assessable and are free of any liens, outstanding subscriptions, preemptive rights, or "put" or "call" rights created by statute, the charter documents or any contract to which Guru is a party or by which Guru or any of its assets is bound. Guru has never declared or paid any dividends on any shares of Guru Capital Stock. There is no liability for dividends accrued and unpaid by Guru. Guru is not under any obligation to register under the Securities Act or any other Law any shares of Capital Stock or any securities of Guru, whether currently outstanding or that may subsequently be issued. All issued and outstanding shares of Guru Capital Stock and all Guru options were issued in compliance with Law and all requirements set forth in the charter documents and any applicable contracts to which Guru is a party or by which Guru or any of its assets is bound.

ARTICLE III

Representations and Warranties of LIVC

3.1 Organization, Good Standing and Qualification.  LIVC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. LIVC is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on LIVC.

3.2 Authorization.  All corporate action required to be taken by the LIVC Board in order to authorize LIVC to enter into this Agreement and consummate the Transactions has been taken. All action on the part of the officers of LIVC necessary for the execution and delivery of this Agreement has been taken.  This Agreement shall constitute valid and legally binding obligations of LIVC, enforceable against LIVC in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3 Brokers or Finders.  LIVC has not engaged any brokers, finders, or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fee or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

ARTICLE IV

Representations, Warranties and Covenants of the Holders

Each Holder, severally but not jointly, for and as to him, her or itself only, hereby represents and warrants, to, and covenants with, Guru as follows as of the date hereof:

4.1 Authorization.  This Agreement when executed and delivered by such Holder will constitute a valid and legally binding obligation of such Holder, enforceable in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The execution and delivery of this Agreement by such Holder and the performance by such Holder of such Holder's obligations under this Agreement does not (A) violate any provision of law applicable to such Holder, or (B) conflict with any document, agreement, or instrument to such Holder is a party.

4.2 Title to Guru Shares.  Such Holder has good and marketable and unencumbered title to all the shares of Capital Stock registered in the name of the Holder in the securities registers of Guru and surrendered by such Holder pursuant to this Agreement.

4.3 Consents.  To such Holder's knowledge, the execution and delivery of this Agreement by such Holder and the performance by such Holder of such Holder's obligations under this Agreement pursuant to this Agreement, does not require the consent or approval of, or give notice to, any third party including but not limited to any governmental or regulatory agency, except for notices, approvals, and consents that have previously been made or obtained.

If such Holder is an Investor, such Holder hereby further represents and warrants, for and as to him, her or itself only, to Guru as follows as of the date hereof:

4.4 Investment.  Such Holder is acquiring the LIVC Shares being acquired by such Holder pursuant to Note Cancelation Agreement (the "Securities") are being acquired by such Holder for his, her or its own account and benefit, not as a nominee or agent, and not with the view to or for resale in connection with any distribution thereof.  Such Holder does not have any contract, undertaking, agreement, or arrangement with any person, whether direct or indirect, to sell, transfer or otherwise dispose of, grant participations in or distribute the Securities, or any portion thereof.  Such Holder understands that the Securities have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder's representations as expressed herein.  Such Holder is not acquiring the Securities as part of any plan or scheme to evade the registration requirements of the U.S. Securities Act or any applicable state securities laws.

4.5 Limitations on Transferability.  Such Holder acknowledges and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws, as such the Securities are "restricted securities" as defined in Rule 144 of the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from the registration requirements thereof are available. Such Holder agrees not to offer, sell, pledge, or otherwise transfer, directly or indirectly, any of the Securities absent an effective registration under the Securities Act and applicable state securities laws unless there is an applicable exemption from such registration requirements. Such Holder is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about Guru, the resale occurring not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three month period not exceeding specified limitations.

4.6 Access to Information.  Such Holder has had full opportunity to review LIVC's publicly available filings with the United States Securities and Exchange Commission, is familiar with the business and affairs of LIVC, and has had an opportunity to discuss LIVC's business, management, and financial affairs with LIVC's management and has also had an opportunity to ask questions of LIVC's officers, which questions were answered to its satisfaction. Such Holder has further had full opportunity to review and discuss this information with his, her, or its legal and financial advisors, and that the Holder has not received all of the information that would be found in a registration statement or prospectus under the Securities Act. Such Holder has received all such information as he, she or it deems necessary and appropriate to enable the Holder to evaluate an investment in the Securities.

4.7 Accredited Investor.  Such Holder is (a) an "accredited investor" within the meaning of Regulation D under the Securities Act, as presently in effect, and has executed and delivered to LIVC an investor suitability questionnaire in the form prescribed by Guru (each an "Investor Questionnaire"), or (b) is not a U.S. Person as defined in Regulation S of the Securities Act and is not purchasing the Securities for the account or benefit of any such U.S. Person, and was outside the United States at the time the buy order for the Securities was originated.

4.8 Brokers or Finders.  Such Holder has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fee or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

4.9 Legends.  The Holder understands and agrees that the Securities, and any securities issued in respect thereof or exchange therefor, may, to the extent required by applicable law, bear restrictive legends substantially as follows, and any further or additional legends as may be required under applicable state securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND IN EACH CASE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF ONE OR MORE WRITTEN AGREEMENTS BETWEEN GURU AND THE HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR TRANSFER RESTRICTIONS UPON AN ATTEMPTED TRANSFER OF THE SECURITIES. GURU SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE LISTED ON ANY SECONDARY MARKET OR TRADING PLATFORM IF PROHIBITED BY GURU'S BYLAWS, POLICIES, OR GUIDELINES. THE SECRETARY OF GURU WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

The Holder further acknowledges and agrees that LIVC will make a notation in its records of the restrictions on transfer described in Section 4.5 and the restrictive legends set forth in this Section 4.9, and Guru may refuse to register any sale or transfer of the Securities or to remove any such restrictive legend, unless (i) such sale or transfer is made pursuant to an effective registration under the Securities Act and applicable state securities laws or (ii) there is an available exemption from such registration requirements and the Holder furnishes LIVC with an opinion of counsel of such standing, and in such form and substance, as are reasonably satisfactory to LIVC.

4.10 Legal, Financial and Tax Advisors.  Such Holder has reviewed or has had the opportunity to review and has knowingly declined to take advantage of such opportunity, with such Holder's own legal, financial and tax advisors the financial, legal and tax consequences of the exchange of securities pursuant to this Agreement.  Such Holder is relying solely on such advisors and not on any statements or representations of Guru or LIVC, or any of their respective agents or advisors.

4.11 Further Representations by Foreign Holders.  If a Holder is not a U.S. Person, such Holder hereby represents that he or she has satisfied himself or herself or itself as to the full observance of the laws of his or her or its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within his or her or its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities.  Such Holder's subscription and payment for, and his or her or its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of his or her or its jurisdiction.

ARTICLE V

General Provisions

5.1 Amendment.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by Guru, LIVC and Holders holding a majority of the shares of each class and series of Capital Stock outstanding as of the Agreement Date; provided, however, that if any amendment, waiver, discharge or termination operates in a manner that treats any Holder materially different from other Holders, as the case may be, the consent of such Holder shall also be required for such amendment, waiver, discharge or termination. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of any shares of the Capital Stock held by such Holder or the Securities to be acquired by such Holder.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities. Each Holder acknowledges that, by the operation of this paragraph, the above persons will have the right and power to diminish or eliminate all rights of such Holder under this Agreement.

5.2 Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to a Holder) or otherwise delivered by hand, messenger or courier service addressed:

(a) if to a Holder, to such Holder's address, facsimile number or electronic mail address as shown in Guru's records, as may be updated in accordance with the provisions hereof; or

(b) if to Guru, to the attention of the Chief Executive Officer of Guru at the address set forth on the signature page or at such other address as Guru shall have furnished; or

(c) if to LIVC or Merger Sub, to the attention of the Chief Executive Officer of LIVC at the address set forth on the signature page or such other address as LIVC shall have furnished.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient's next business day. In the event of any conflict between Guru's books and records and this Agreement or any notice delivered hereunder, Guru's books and records will control absent fraud or error.

5.3 Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

5.4 Expenses.  Each of the parties hereto shall bear their own expenses in connection with the preparation and execution of this Agreement and the consummation of the transactions contemplated by hereby.

5.5 Successors and Assigns.  This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Holder without the prior written consent of Guru and LIVC. Any attempt by a Holder without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations of that Holder that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.6 Entire Agreement.  This Transaction Documents, including the exhibits and schedules attached there, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior agreements and understandings, written or oral, with respect to the subject matter hereof and thereof. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

5.7 Delays and Omissions.  Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

5.8 Severability.  If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

5.9 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and shall be enforceable against the parties actually executing such counterparts but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.10 Jurisdiction; Venue.  With respect to any disputes arising out of or related to this Agreement or the Transactions, the parties' consent to the exclusive jurisdiction of, and venue in, the state courts in the county of San Diego in the State of California.

5.11 Further Assurances.  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

5.12 Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

5.13 Exculpation Among Holders.  Each Holder acknowledges that it is not relying upon any person, firm, or corporation, other than LIVC and its officers and directors (acting in their capacity as representatives of LIVC), in making its investment or decision to purchase or acquire any Securities.  Each Holder agrees that no other Holder nor the respective controlling persons, officers, directors, partners, agents, or employees of any other Holder shall be liable to such Holder for any action heretofore taken or omitted to be taken by any of them in connection with any action contemplated hereby or hereunder.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Guru, LIVC and each of the Holders have caused this Agreement and Plan of Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

GURU EXPERIENCE, CO.

By:	/s/ Suzie Dergham
Suzie Dergham, CEO

LIVE CURRENT MEDIA, INC.

By:	/s/ Mark Ollila
Mark Ollila, CEO

IN WITNESS WHEREOF, Guru, LIVC and each of the Holders have caused this Agreement and Plan of Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

HOLDERS:

WALDEN VENTURE CAPITAL VIII, SBIC, L.P.

By:_/s/ Art Berliner______________

Art Berliner,

______________________________

(Date)

BOW CAPITAL FUND I, LP

By:__/s/ Suraj Patel______________

Suraj Patel,

______________________________

(Date)

THE HUMAN FUND

By:_/s/ Andrew Ballester__________

Andrew Ballester,

______________________________

(Date)

[Name Redacted]

By:___________________________

[Name redacted]

______________________________

(Date)

IN WITNESS WHEREOF, Guru, LIVC and each of the Holders have caused this Agreement and Plan of Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

[Name redacted]

By:___________________________

[Name redacted]

______________________________

(Date)

[Name redacted]

By:___________________________

      [Name redacted]

______________________________

(Date)

[Name redacted]

By:___________________________

[Name redacted]

______________________________

(Date)

[Name redacted]

By:___________________________

[Name redacted]

______________________________

(Date)

IN WITNESS WHEREOF, Guru, LIVC and each of the Holders have caused this Agreement and Plan of Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

[Name redacted]

By:___________________________

[Name redacted]

______________________________

(Date)

[Name redacted]

______________________________

______________________________

(Date)

[Name redacted]

______________________________

______________________________

(Date)

[Name redacted]

______________________________

______________________________

(Date)

IN WITNESS WHEREOF, Guru, LIVC and each of the Holders have caused this Agreement and Plan of Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

[Name redacted]

______________________________

______________________________

(Date)

[Name redacted]

______________________________

______________________________

(Date)

Exhibit A

Schedule of Holders

[Redacted]

Exhibit B

Note Cancellation Agreement

Note Cancellation Agreement

This Note Cancellation Agreement (this "Agreement") is entered November 23, 2022 by and among Guru Experience, Co., a Delaware corporation (the "Company"), Live Current Media Inc., a Nevada corporation (the "Acquirer"), and the holders of the Notes (as defined below), all of whom are listed on Schedule A hereto, and each of which is herein referred to as an "Investor" and collectively are referred to as the "Investors." Terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below). If the terms of this Agreement conflict in any way with the provisions of the Merger Agreement, then the provisions of the Merger Agreement shall control.

Recitals

Whereas, the Company and the Acquirer intend to enter into a certain Agreement and Plan of Reorganization (the "Merger Agreement"), to be dated on our about the date hereof, by and among the Company, the Acquirer, Guru Acquisition Inc., a wholly-owned subsidiary of the Acquirer ("Merger Sub") and certain stockholders of the Company, including each of the Investors, pursuant to which Merger Sub will merge with and into the Company and the Company will become a wholly-owned subsidiary of the Acquirer (the "Merger").

Whereas, in connection with the Merger the Investors, who collectively are the holders of certain outstanding Convertible Promissory Notes of the Company designated "Note Series: 2019A Bridge," as set forth on Schedule A attached hereto (the "2019 Notes"), and those certain Convertible Promissory Notes designated "Note Series: 2020 Bridge," as set forth on Schedule A attached hereto (the "2020 Notes," and together with the 2019 Notes, the "Notes"), on the one hand, and the Company and the Acquirer, on the other hand, desire to enter into this Agreement which provide for the termination of the Notes, effective upon the effective time of the Merger (the "Effective Time"), for the right to receive an aggregate total 3,000,000 shares of the Acquirer's Common Stock ("LIVC Shares"), with each Investor having the right to receive such number of LIVC Shares set forth opposite such Investor's name on Schedule A attached hereto.

NOW, THEREFORE, in consideration of the covenants and agreements set forth in the Merger Agreement and in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Investor (on behalf of himself and on behalf of Investor's heirs, successors and/or assigns) hereby agrees as follows:

1. Conversion and Cancellation of the Notes. Each Investor hereby elects, agrees and acknowledges, on its own behalf and on behalf of Investor's affiliates, heirs, successors and/or assigns, that (i) the Note(s) held by such Investor as of the date hereof (collectively, the "Investor's Note(s)"), as set forth on Schedule A attached hereto, shall, contingent upon and effective immediately prior to the Effective Time (the "Note Conversion Time"), automatically be cancelled in exchange for the right of Investor to receive from the Acquirer, as soon as reasonably practicable after the Effective Time, such number of LIVC Shares set forth opposite such Investor's name on Schedule A attached hereto, and (ii) upon such conversion of the Investor's Note(s), (A) all unpaid outstanding principal balance, accrued interest and any other amounts outstanding and otherwise payable under such Note(s), as well as any other liabilities or obligations of the Company (and/or its affiliates, successors or assigns) under the Investor's Note(s) and/or any subscription or other agreement(s) entered into in connection therewith, if any ("Related Agreement(s)"), will be deemed to have been fully satisfied and paid in full (as applicable), (B) except with regard to the Acquirer's delivery to Investor of LIVC Shares pursuant to this Agreement, Investor will cease to have any rights with respect to such Note(s) or under or with regard to any Related Agreement(s), and (C) except with regard to the issuance of the LIVC Shares to as contemplated by this Agreement, neither the Company nor the Acquirer or any of their respective affiliates, successors and/or assigns shall have any further obligation or liability with regard to the Investor's Note(s) or under or with regard to any Related Agreement(s).  Each Investor hereby further agrees (on its own behalf and on behalf of Investor's affiliates, heirs, successors and/or assigns) as follows:

1.1 interest on the Notes has been calculated as of the Effective Time and any interest that would have accrued after that date is hereby waived; and

1.2 Investor hereby waives any and all notices required to be given by the Company pursuant to the Notes or under or with regard to any Related Agreement(s).

2. Representations and Warranties of Investor.  Each Investor hereby represents and warrants to the Company and the Acquirer as follows, which representations and warranties are accurate in all respects as of the Agreement Date and will be accurate in all respects at all times as of the Note Conversion Time as if made at that time:

2.1 Ownership of Investor Notes.  As of the Agreement Date, Investor is the legal and beneficial owner of the Note(s) set forth opposite such Investor's name on Schedule A attached hereto.  Such Note(s) constitutes Investor's entire interest in any and all outstanding convertible promissory notes or other securities issued by the Company, other than shares of Series A-1 Preferred Stock of the Company, par value $0.001 per share ("Series A-1 Stock"), shares of Series A Preferred Stock of the Company, par value $0.001 per share ("Series A Stock"), and/or shares of Common Stock of the Company, par value $0.001 per share ("Common Stock," and together with the Series A-1 Stock and Series A Stock, the "Capital Stock"), all of which the Investor hereby acknowledges and agrees will canceled and cease to exist, without any additional consideration therefore except for the delivery of this Agreement and the performance of the Company's and the Acquirer's obligations hereunder, contingent upon and effective as of the Effective Time.  No person not a signatory to this Agreement (or such signatory's spouse for purposes of applicable community property laws) has a beneficial interest in or a right to acquire the Note(s) or any shares of Capital Stock held by the Investor.  The Investor's Note(s) is not, and at the Note Conversion Time will not be, subject to any Encumbrances (other than Encumbrances created pursuant to this Agreement or Permitted Encumbrances).  Investor's current principal residence or place of business is set forth on the signature page hereto.

2.2 Power, Authorization and Validity.  Investor has all requisite power and authority (if Investor is an entity) or legal capacity (if Investor is a natural person) to enter into this Agreement, and to perform its, his or her obligations under this Agreement. The execution and delivery of this Agreement by Investor and the consummation by Investor of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Investor.  This Agreement has been duly executed and delivered by Investor and constitutes a valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, subject only to the effect, if any, of (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to rights of creditors generally and (b) rules of law and equity governing specific performance, injunctive relief and other equitable remedies.

2.3 No Consents.  Except as already may have been obtained or made, no consent, approval, order, authorization, release or waiver of or registration, declaration or filing with, any governmental authority or other Person is necessary or required to be made or obtained by Investor to enable Investor to lawfully execute and deliver, enter into and perform its, his or her obligations under this Agreement.

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3. Covenants of Investor.  Each Investor hereby covenants to the Company and the Acquirer as follows:

3.1 Compliance.  Investor shall not knowingly take any action that would (a) make any representation or warranty contained herein untrue or incorrect or (b) would reasonably be expected to have the effect of impairing the ability of Investor to perform its, his or her obligations under this Agreement.

3.2 Confidentiality.  Except with the prior written consent of the Acquirer, Investor agrees to keep confidential and not disclose (other than to its, his or her officers, directors, employees, attorneys and other advisors with a bona fide need to know, provided that such Persons have agreed to the confidentiality restrictions contained herein) (a) the terms and conditions and existence of this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, (b) matters regarding the interpretation, performance, breach or termination hereof or thereof and (c) all confidential and/or proprietary information of the Company or the Acquirer obtained by Investor or its directors, officers, employees, agents or representatives prior to the Effective Time, except to the extent that (i) such information has otherwise been made public, (ii) any such information is reasonably necessary for enforcing Investor's rights hereunder or thereunder is disclosed to any Governmental Authority in connection with any legal proceedings involving a dispute between Investor and the Acquirer or (iii) Investor is required by applicable law to divulge or disclose any such information (in which case Investor shall promptly notify the Company and the Acquirer in advance of disclosing such information and use commercially reasonable efforts to cooperate with the Company and the Acquirer to limit such disclosure to the extent permitted under any applicable law).

3.3 Release of Claims.  Effective for all purposes as of the Effective Time, Investor acknowledges and agrees, on behalf of itself (or, as applicable, himself or herself) and each of its (or, as applicable, his or her) current or former affiliates, officers, directors, employees, managers, partners, principals, advisors, agents, servants, stockholders, members, investors, equity holders or other representatives (including without limitation attorneys, accountants, consultants, bankers and financial advisors), successors or assigns (each a "Releasing Party") that:

(a) Releasing Party (i) has no Claims (as defined below), (ii) has not transferred or assigned, or purported to transfer or assign, any Claims, (iii) shall not transfer or assign, or purport to transfer or assign, any Claims against the Company (including as the surviving corporation under the Merger), the Acquirer, Merger Sub, or their respective current or former affiliates, officers, directors, employees, managers, partners, principals, advisors, agents, servants, stockholders, members, investors, equity holders or other representatives (including without limitation attorneys, accountants, consultants, bankers and financial advisors), successors or assigns (collectively, the "Released Parties"), (iv) shall not hereafter sue any Released Party upon any Claim and (v) shall indemnify and hold harmless the Released Parties against any loss or liability on account of any Actions brought by such Releasing Party, or such Releasing Party's assigns, or prosecuted on behalf of such Releasing Party and relating to any Claim.

(b) Releasing Party hereby irrevocably and unconditionally releases and forever discharges the Released Parties from any and all claims, demands, allegations, assertions, complaints, controversies, charges, duties, grievances, rights, causes of action, suits, liabilities, debts, obligations, promises, commitments, agreements, guarantees, endorsements, duties, damages, costs, losses, debts and expenses (including attorneys' fees and costs incurred) of any nature whatsoever (whether direct or indirect, known or unknown, disclosed or undisclosed, matured or unmatured, accrued or unaccrued, asserted or unasserted, absolute or contingent, determined or conditional, express or implied, fixed or variable and whether vicarious, derivative, joint, several or secondary) relating to the Company or the Company's business or operations that, in each case, existed prior to the Effective Time or arises or is otherwise related to facts that arose (or arise) prior to the Effective Time (collectively, "Claims").

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(c) Releasing Party acknowledges and agrees that it, he or she is familiar with Section 1542 of the Civil Code of the State of California ("Section 1542"), which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Releasing Party hereby waives and relinquishes any rights and benefits that Releasing Party may have under Section 1542 or any similar statute or common law principle of any jurisdiction.  Releasing Party acknowledges that it, he or she may hereafter discover facts in addition to or different from those that Releasing Party now knows or believes to be true with respect to the subject matter of this release, but it is Releasing Party's intention to fully and finally and forever settle and release any and all Claims (other than as set forth in the proviso included in subsection (b) above) that do now exist, may exist or heretofore have existed with respect to the subject matter of this release.  In furtherance of this intention, the releases contained herein shall be and remain in effect as full and complete releases notwithstanding the discovery or existence of any such additional or different facts.

(d) Releasing Party acknowledges and agrees that it, he or she (i) has read this release and understands its terms and has been given an opportunity to ask questions of the Company's representatives and (ii) does not rely, and has not relied, on any representation or statement not set forth in this release made by any representative of the Acquirer Company or any other Person with regard to the subject matter, basis or effect of this release or otherwise.

4. Lock-Up Agreement.  In connection with the issuance of the LIVC Shares under the this Agreement ("LIVC Share Issuance"), each Investor hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any LIVC Shares held by such Investor that were issued pursuant to the LIVC Share Issuance without the prior written consent of LIVC for such period of time as reasonably may be requested by LIVC and to execute and deliver to LIVC a copy of the Lock-Up Agreement, in the form attached hereto as Schedule B (a "Lock-Up Agreement"), concurrently with such Investor's delivery of a counterpart signature page to this Agreement.

5. Miscellaneous.

5.1 Governing Law. The internal laws of the State of Delaware, irrespective of its conflicts of law principles, shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of California and the Federal courts of the United States of America located within the County of San Francisco in the State of California solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a California State or Federal court.  The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.6 below or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof.  With respect to any particular action, suit or proceeding, venue shall lie solely in San Francisco County, California.

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5.2 Severability.  If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, then the remainder of this Agreement and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

5.3 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original as regards any party whose signature appears thereon and all of which together shall constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all parties reflected hereon as signatories.

5.4 Other Remedies.  Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a party hereunder shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any State having jurisdiction and the parties waive any requirement for the security or posting of any bond in connection with such enforcement.

5.5 Amendments and Waivers.  Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing signed by the party to be bound thereby.  The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. At any time, any party hereto, may, to the extent legally allowed (a) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (b) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  No such waiver or extension shall be effective unless signed in writing by the party against whom such waiver or extension is asserted.  The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

5.6 Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile or sent by nationally recognized express courier service.  Such notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile and one day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 5.6:

If to the Company, to:

Guru Experience, Co.

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4231 Balboa Avenue #677

San Diego, CA 92117

Attention:  Suzie Dergham

email:  suzie@theguru.co

If to the Live Current Media Inc., to:

Live Current Media Inc.

10801 Thornmint Road Suite 200

San Diego, CA 92127

Attention:  Mark Ollila

email:  mark@evasyt.com

with a copy to (which copy shall not constitute notice):

Dottir LLP

101 The Embarcadero

Suite 200

San Francisco, CA 94105

Attention: Edgar Tirado

Email: edgar@dottirlaw.com

Telephone No.: (619) 913-9441

If to an Investor, at the address set forth below Investor's signature at the end hereof.

5.7 Interpretation; Rules of Construction.  When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated.  When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The words "include", "include" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation". The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.  The parties hereto agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

5.8 Entire Agreement.  This Agreement and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.  The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

5.9 WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT or OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

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5.10 Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

5.11 Third Party Beneficiary Rights.  No provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, employee, consultant, contractor, Affiliate, stockholder or partner of any party hereto or any other Person unless specifically provided otherwise herein and, except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement; provided, however, that Section 3.3 is intended to benefit the Released Parties.

5.12 Acknowledgements. Each Investor, along with each other party to this Agreement acknowledges that (a) Dottir LLP, counsel for the Acquirer ("Dottir"), represented the Acquirer in connection with the Agreement, the Merger and related transactions, (b) Dottir has not represented any of the Investors or the Company in connection with this Agreement, the Merger or otherwise and (d) Investor has had the opportunity to consult with its, his or her own counsel.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Note Cancellation Agreement to be executed as of the date first above written.

Guru Experience, Co.:

By:__________________________________

Name: Suzie Dergham

Title:  CEO

Live Current Media Inc.:

By:__________________________________

Name: Mark Ollilla

Title: CEO

[SIGNATURE PAGE TO NOTE CANCELLATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Note Cancellation Agreement to be executed as of the date first above written

Investor: THE HUMAN FUND By:________________________ Name: Andrew Ballester; Trustee

(Print Address)

(Print Address)

(Print Telephone Number)

(Social Security or Tax I.D. Number)

IN WITNESS WHEREOF, the parties hereto have caused this Note Cancellation Agreement to be executed as of the date first above written.

Investor: WALDEN VENTURE CAPITAL VIII, SBIC, L.P. By: Walden Venture Capital VIII, LLC, its general partner By:______________________________________ Name: Art Berliner, Managing Director

(Print Address)

(Print Address)

(Print Telephone Number)

(Social Security or Tax I.D. Number)

IN WITNESS WHEREOF, the parties hereto have caused this Note Cancellation Agreement to be executed as of the date first above written.

Investor: BOW CAPITAL FUND I, LP By:______________________________________ Name:

(Print Address)

(Print Address)

(Print Telephone Number)

(Social Security or Tax I.D. Number)

SCHEDULE A

Schedule of Investors, Notes and LIVC Share Allocation

Noteholder	Principal	Pari-Passu Share Allocation
Walden Venture Capital VIII, SBIC, L.P.	$108,628.03	484,897
Bow Capital Fund I, LP	$108,620.06	484,861
The Human Fund (Revocable Trust)	$28,249.87	126,072
Walden Venture Capital VIII, SBIC, L.P.	$108,628.03	483,624
Bow Capital Fund I, LP	$108,620.06	483,588
The Human Fund (Revocable Trust)	$28,249.87	125,772
Walden Venture Capital VIII, SBIC, L.P.	$48,232.17	214,095
Bow Capital Fund I, LP	$48,228.63	214,079
The Human Fund (Revocable Trust)	$12,543.29	55,678
Walden Venture Capital VIII, SBIC, L.P.	$25,000.00	109,112
The Human Fund (Revocable Trust)	$25,000.00	109,112
Bow Capital Fund I, LP	$25,000.00	109,112

Total		3,000,000

SCHEDULE B

Form of Lock-Up Agreement

FORM OF LOCK-UP AGREEMENT

To: LIVE CURRENT MEDIA INC. (the "Company")

Re: Acquisition of Guru Experience, Co.

Ladies & Gentlemen:

Reference is made to that Agreement and Plan of Reorganization dated June __, 2022 (the "Merger Agreement") among the Company, Guru Acquisition Inc., a Delaware corporation and the Company's wholly owned subsidiary formed for the purpose of completing the transactions set forth in the Merger Agreement ("Merger Sub"), Guru Experience, Co., a  Delaware corporation ("Guru") and certain stockholders of Guru, pursuant to which the Company has agreed to acquire all of the outstanding shares in the common stock of Guru by means of a reverse triangular merger with Merger Sub merging with and into Guru, with Guru continuing as the surviving corporation (the "Merger").  Upon completion of the Merger, certain outstanding Convertible Promissory Notes previously issued by the Company (the "Notes") will be canceled, and the holders thereof (the "Investors") whom collectively will receive a total of 3,000,000 shares of the Company's common stock after the consummation of the Merger, and each share of Merger Sub common stock outstanding will be converted into one share of Guru common stock.  Capitalized terms not otherwise defined herein have the meanings set forth in the Merger Agreement.

The undersigned is or will become a shareholder of the Company who, or will, beneficially own(s) or exercise(s) control or direction over, directly or indirectly, those securities of the Company set forth on the execution page hereof, including, but not limited to, any securities of the Company issuable upon the exercise or conversion of the securities set forth on the execution page hereof (the "Locked-Up Securities") and, accordingly, recognizes that the Merger will benefit the Company. The undersigned has or will have good and marketable title to the Locked-Up Securities and acknowledges that the Company and Guru are relying on the representations and agreements of the undersigned contained in this Lock-Up agreement in carrying out and completing the Merger.

In consideration of the foregoing, the undersigned hereby agrees that, for a period commencing on the effective date of the Merger (the "Merger Date") and ending on the six (6) month anniversary of the Merger Date, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant or sell any option to purchase, purchase any option or contract to sell, hypothecate, pledge, transfer, assign, lend, swap, or enter into any other agreement to transfer the economic consequences of, or otherwise dispose of or deal with (or agree to or publicly announce any intention to do any of the foregoing) whether through the facilities of any stock exchange, securities market, by private transaction or otherwise (such activities, collectively referred to herein as "Trade"), any Locked-Up Securities, unless they first obtain the prior written consent of the Company, which consent may be withheld at the discretion of the Company for any reason whatsoever.

The undersigned hereby represents and warrants that he, she or it has the full power and authority to enter into this Lock-Up Agreement, and that he, she or it will do all such acts and take all such steps as reasonably required in order to fully perform and carry out the provisions of this Lock-Up Agreement.

This Lock-Up Agreement is governed by the laws of the State of Delaware and the federal laws of the United States of America applicable therein.

This Lock-Up Agreement shall not be assigned by the undersigned without the prior written consent of the Company.

This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the undersigned's respective successors, heirs, personal or legal representatives and permitted assigns.

This Lock-Up Agreement may be executed by facsimile or pdf which shall be effective as original signatures.

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DATED this ____ day of June ____, 2022.

Signature

Name of Investor

Name and Title of Authorized Signatory (if not an individual)

Securities Subject to Lock-Up

Securities of the Company to be Received in connection with the Merger (the "Locked-Up Securities")
Number	Class of Security
_______	Common Stock

Release Schedule

Release Date	Percentage of Locked-Up Securities to be Released
6 month anniversary of the Merger Date	100%

Exhibit C

Transaction Documents

FORM OF LOCK-UP AGREEMENT

To: LIVE CURRENT MEDIA INC. (the "Company")

Re: Acquisition of Guru Experience, Co.

Ladies & Gentlemen:

Reference is made to that Agreement and Plan of Reorganization dated June __, 2022 (the "Merger Agreement") among the Company, Guru Acquisition Inc., a Delaware corporation and the Company's wholly owned subsidiary formed for the purpose of completing the transactions set forth in the Merger Agreement ("Merger Sub"), Guru Experience, Co., a  Delaware corporation ("Guru") and certain stockholders of Guru, pursuant to which the Company has agreed to acquire all of the outstanding shares in the common stock of Guru by means of a reverse triangular merger with Merger Sub merging with and into Guru, with Guru continuing as the surviving corporation (the "Merger").  Upon completion of the Merger, certain outstanding Convertible Promissory Notes previously issued by the Company (the "Notes") will be canceled, and the holders thereof (the "Investors") whom collectively will receive a total of 3,000,000 shares of the Company's common stock after the consummation of the Merger, and each share of Merger Sub common stock outstanding will be converted into one share of Guru common stock.  Capitalized terms not otherwise defined herein have the meanings set forth in the Merger Agreement.

The undersigned is or will become a shareholder of the Company who, or will, beneficially own(s) or exercise(s) control or direction over, directly or indirectly, those securities of the Company set forth on the execution page hereof, including, but not limited to, any securities of the Company issuable upon the exercise or conversion of the securities set forth on the execution page hereof (the "Locked-Up Securities") and, accordingly, recognizes that the Merger will benefit the Company. The undersigned has or will have good and marketable title to the Locked-Up Securities and acknowledges that the Company and Guru are relying on the representations and agreements of the undersigned contained in this Lock-Up agreement in carrying out and completing the Merger.

In consideration of the foregoing, the undersigned hereby agrees that, for a period commencing on the effective date of the Merger (the "Merger Date") and ending on the six (6) month anniversary of the Merger Date, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant or sell any option to purchase, purchase any option or contract to sell, hypothecate, pledge, transfer, assign, lend, swap, or enter into any other agreement to transfer the economic consequences of, or otherwise dispose of or deal with (or agree to or publicly announce any intention to do any of the foregoing) whether through the facilities of any stock exchange, securities market, by private transaction or otherwise (such activities, collectively referred to herein as "Trade"), any Locked-Up Securities, unless they first obtain the prior written consent of the Company, which consent may be withheld at the discretion of the Company for any reason whatsoever.

The undersigned hereby represents and warrants that he, she or it has the full power and authority to enter into this Lock-Up Agreement, and that he, she or it will do all such acts and take all such steps as reasonably required in order to fully perform and carry out the provisions of this Lock-Up Agreement.

This Lock-Up Agreement is governed by the laws of the State of Delaware and the federal laws of the United States of America applicable therein.

This Lock-Up Agreement shall not be assigned by the undersigned without the prior written consent of the Company.

This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the undersigned's respective successors, heirs, personal or legal representatives and permitted assigns.

This Lock-Up Agreement may be executed by facsimile or pdf which shall be effective as original signatures.

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DATED this ____ day of June ____, 2022.

Signature

Name of Investor

Name and Title of Authorized Signatory (if not an individual)

Securities Subject to Lock-Up

Securities of the Company to be Received in connection with the Merger (the "Locked-Up Securities")
Number	Class of Security
_______	Common Stock

Release Schedule

Release Date	Percentage of Locked-Up Securities to be Released
6 month anniversary of the Merger Date	100%

U.S. ACCREDITED INVESTOR SUITABILITY QUESTIONNAIRE AND CERTIFICATION

TO:	LIVE CURRENT MEDIA INC. ("LIVC")
AND TO:	GURU ACQUISITION INC., a wholly owned subsidiary of LIVC ("Merger Sub")
AND TO:	GURU EXPERIENCE, CO. ("Guru")

FROM:	The undersigned securityholder of Guru (the "Investor")

RE:	Agreement and Plan of Reorganization among Guru, LIVC, Merger Sub and the holders of all of the Capital Stock (as that term is defined in the Merger Agreement) of Guru dated June ♦, 2022 (the "Merger Agreement") and Note Cancellation Agreement among Guru, LIVC and the holders of certain convertible promissory notes of Guru (the "Guru Notes") dated June ♦, 2022 (the "Note Cancellation Agreement") pursuant to which Merger Sub will merge with, and into, Guru, with Guru continuing as the surviving corporation pursuant to the provisions of the Delaware General Corporation Law as a wholly owned subsidiary of LIVC, and, in connection therewith, LIVC will issue shares of LIVC common stock (the "LIVC Shares") to the former holders of the Guru Notes.

The Investor hereby declares, represents, warrants and covenants to and with LIVC as follows:

1. Residence:  The Investor is a resident of the jurisdiction set forth in the address of the Investor appearing on the signature page hereof and, if the Investor is not an individual, it was formed under the laws of the jurisdiction appearing on the signature page hereof.

2. Accredited Investor Status: The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") as a result of satisfying the requirements of the paragraphs below to which the undersigned has affixed their initials.  All references to dollar amounts below are to the lawful currency of the United States.

(Must initial at least one of the categories set forth below)

Initial where appropriate	Category	Description
	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or
	Category 4.	An investment adviser registered pursuant to Section 203 of the United States Investment Advisers Act of 1940, as amended; or
	Category 5.	An investment adviser registered pursuant to the laws of any State of the United States; or
	Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
	Category 7.	An investment company registered under the United States Investment Company Act of 1940, as amended; or
	Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or
Category 10.	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended; or
Category 11.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or
Category 12.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or
Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or
Category 14.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or
Category 15.	Any director or executive officer of the Company; or
Category 16.	A natural person whose individual net worth, or joint net worth with that person's spouse, exceeds US$1,000,000 (excluding the net value of any primary residence unless the amount due under mortgage(s) thereon exceeds the market value thereof or has increased in the last 60 days (other than due to the purchase of such primary residence), in which case such shortfall or increase shall be deducted from the natural person's net worth); or
Category 17.	A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
Category 16A or 17A.	An Individual Retirement Account (or 'IRA'), the beneficial owner of which is an Accredited Investor under paragraph(s) _____________ [insert one or both of Category 13 or 14]; or
Category 18.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or
Category 18A.	A revocable trust which does not satisfy Category 18, which may be revoked or amended at any time by its settlors (grantors) and each of its settlors is an Accredited Investor under Category 13; or

Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the other categories set forth in this Schedule; or
Category 20.	Any entity of a type not listed in Categories 1 through 14, Category 18 or Category 19 that is not formed for the specific purpose of acquiring the securities offered and that owns "investments" in excess of US$5,000,000 (for purposes of this Category 20, "investments" has the meaning set forth in Rule 2a51-1(b) of the United States Investment Company Act of 1940, as amended); or
Category 21.	Any natural person holding in good standing one or more of the following professional certifications, designations or credentials administered by the Financial Industry Regulatory Authority, Inc. (FINRA) [initial all applicable categories]:

_____
(a)
A General Securities Representative license (Series 7)

_____
(b)
A Private Securities Offerings Representative license (Series 82)

_____
(c)
An Investment Adviser Representative license (Series 65)

Category 22.	Any "family office" as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, as amended (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
Category 23.	Any "family client" as defined in Rule 202(a)(11)(G)-1 under the United States Investment Advisers Act of 1940, as amended, of a family office meeting the requirements set forth in Category 22 and whose prospective investment is directed by such family office pursuant to subparagraph (iii) of Category 22.

3. Access to Information:  The Investor has had full opportunity to review the LIVC's publicly available filings with the SEC, and the Investor has had full opportunity to (i) ask questions and receive answers from LIVC regarding this information, including, but not limited to information concerning the transactions contemplated in the Merger Agreement and the Note Cancellation Agreement, and (ii) to review and discuss this information with its legal and financial advisors.  The Investor understands and acknowledges that the information provided does not contain all of the information that would be found in a registration statement or prospectus under the U.S. Securities Act.  The Investor has received all such information as it deems necessary and appropriate to enable the Investor to evaluate an investment in the LIVC Shares.

4. Economic Risk and Suitability:  The Investor acknowledges that the LIVC Shares involve a high degree of risk and are a speculative investment, and that they are able, without impairing the Investor's financial condition, to bear the economic risk of an investment in the LIVC Shares and has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the LIVC Shares.

5. Acquisition of Securities as Principal for Investment Purposes:  The Investor is acquiring the LIVC Shares as principal, solely for the Investor's own account and benefit for investment purposes, and not with a view to the resale or distribution of any part thereof.  The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise dispose of, grant participations in or distribute the LIVC Shares, or any portion thereof.

6. Restricted Securities:  The Investor acknowledges and agrees that:

(a) the LIVC Shares to be distributed to the Investor have not been registered under the U.S. Securities Act or any applicable state securities laws and accordingly, the LIVC Shares will be "restricted securities" as defined in Rule 144 of the U.S. Securities Act and will be subject to a "hold period" and possibly other resale restrictions under applicable securities legislation and the policies of the United States Securities and Exchange Commission (the "SEC") and may not be offered, sold, pledged or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of those laws.  The Investor agrees not to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the LIVC Shares absent an effective registration under the U.S. Securities Act and applicable state securities laws unless there is an applicable exemption from such registration requirements.

(b) the certificates representing any LIVC Shares to be issued to the Investor will bear such restrictive legends as are required under the U.S. Securities Act and the applicable securities laws of any state of the United States or any other jurisdiction, including a restrictive legend substantially similar to the following:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

(c) the Company will make a notation in its records of the above described restrictions on transfer and restrictive legends, and the Company may refuse to register any sale or transfer of the LIVC Shares or to remove any restrictive legend, unless (i) such sale or transfer is made pursuant to an effective registration under the U.S. Securities Act and applicable state securities laws or (ii) there is an available exemption from such registration requirements and the Investor furnishes the Company with an opinion of counsel of such standing, and in such form and substance, as are reasonably satisfactory to the Company.

7. The Investor is not aware of any form of "general solicitation" or "general advertising" (within the meaning set forth in Rule 502(c) of Regulation D) regarding the offer or sale of any securities of the Company, including, but not limited to, the LIVC Shares.

"General Solicitation" and "General Advertising" means "general solicitation" and "general advertising", respectively, as used under Rule 502(c) of Regulation D of the U.S. Securities Act, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the internet or broadcast over radio or television or the internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising;

8. The Investor is not acquiring the LIVC Shares as part of any plan or scheme to evade the registration requirements of the U.S. Securities Act or any applicable state securities laws.

9. General:  The Investor understands, acknowledges and agrees that:

(a) if the Investor is a natural person, the Investor is of legal age and capacity.

(b) if the Investor is a partnership, trust, corporation or other entity other than a natural person: (i) it was not organized for the purpose of acquiring the LIVC Shares; (ii) it has the power and authority to execute this Certification and the person executing said document on its behalf has the necessary power to do so.

(c) the Investor was not otherwise offered or sold the LIVC Shares by any means of a public offering within the meaning of the U.S. Securities Act and the rules and regulations promulgated thereunder.

(d) this Certification has been duly authorized and validly executed and delivered by the Investor.

(e) in completing and signing this Certification, the Investor has provided information concerning himself, herself or itself that is correct and complete as of the date this Certification is dated, and if there should be any material change in such information he, she or it will immediately provide such information to LIVC, Merger Sub and Guru.

(f) the offering of the LIVC Shares made to the Investor is intended to be exempt from the registration requirements of the U.S. Securities Act by virtue of Regulation D of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Investor in this Certification.

(g) the covenants, agreements, representations and warranties of the Investor contained in this Certification and in any other writing delivered in connection with the offer and transfer of the LIVC Shares to the Investor are true and correct, in all respects, as of the date of this Certification, and will be true and correct, in all respects, as of the date the LIVC Shares are acquired as if made on and as of such date.

(h) The Investor acknowledges and agrees that this Certification has been prepared by LIVC's legal counsel acting solely on behalf of LIVC.  The Investor acknowledges and agrees that it has been advised to obtain independent legal advice and that it has had full opportunity to do so.

The Investor acknowledges and agrees that LIVC, Merger Sub and Guru are relying on the statements made by the Investor in this Certification in connection with the offer and sale of securities to be made to the Investor in connection with the transactions set forth in the Merger Agreement and the Note Cancellation Agreement.  The Investor further agrees to indemnify and hold harmless LIVC, Merger Sub and Guru and their respective directors, officers, members, employees and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of the untruth or in accuracy of any representation or warranty, or any breach of any covenant or agreement, made or given by the Investor in this Certification.

Dated: ____________________, 2022
Name of Investor

Signature of Investor (or Authorized Signatory if Investor is not an individual)

Name and Title of Authorized Signatory (if applicable)

Address of Investor

Jurisdiction of Formation (if Investor is not an individual)

D. Investor Suitability Questionnaire (form)_220606 OLLLP Form

Exhibit D

Disclosure Schedule

[Redacted]